UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2026

Runway Growth Finance Corp.

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01180	47-5049745
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 N. Michigan Ave. Suite 4200
Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 698-6902

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RWAY	Nasdaq Global Select Market
7.50% Notes due 2027	RWAYL	Nasdaq Global Select Market
8.00% Notes due 2027	RWAYZ	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 26, 2026, Runway Growth Finance Corp. (the “Company”) released management’s preliminary estimates of certain financial results for the fiscal quarter and year ended December 31, 2025.

Preliminary Estimates of Certain Financial Results

•	Management’s unaudited estimate of the range of the Company’s net asset value per share of common stock at December 31, 2025 is between $13.41 and $13.43.
•	Management’s unaudited estimate of the range of the Company’s net investment income per share of common stock for the period ended December 31, 2025 is between $0.31 and $0.33.

These preliminary financial estimates are based on management’s preliminary determinations and current expectations as of the date hereof, and such information is inherently uncertain. The preliminary estimates provided herein have been prepared by, and are the responsibility of, management of the Company. The Company’s independent registered public accounting firm has not audited, reviewed, compiled, or performed any procedures with respect to the preliminary estimates, and, accordingly, does not express an opinion or any form of assurance with respect thereto.

These preliminary financial estimates are subject to completion of the Company’s financial closing and review procedures and are not a comprehensive statement of the Company’s financial results or valuations as of, or for the period ended, December 31, 2025. Actual results, including those set forth in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2025, may differ materially from these preliminary financial estimates as a result of the completion of the Company’s financial closing and review procedures, final adjustments, valuation process and other developments that may arise between now and the time that the Company’s financial results for such period are finalized.

The information set forth under this Item 2.02 shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall be deemed incorporated by reference into the Company’s filing made under the Securities Act of 1933, as amended.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “target,” “estimate,” “intend,” “continue,” or “believe” or the negatives thereof or other variations thereon or comparable terminology. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. These statements represent the Company’s belief regarding future events that, by their nature, are uncertain and outside of the Company’s control. There are likely to be events in the future, however, that we are not able to predict accurately or control. Any forward-looking statement made by us in this Current Report on Form 8-K speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ, possibly materially from our expectations, include, but are not limited to, the risks, uncertainties and other factors we identify in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in periodic filings we make with the Securities and Exchange Commission, and it is not possible for us to predict or identify all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Runway Growth Finance Corp.

Date:	January 26, 2026	By:	/s/ Thomas B. Raterman
Chief Operating Officer, Chief Financial Officer, Treasurer, and Secretary